209 10th Avenue South, Suite 332, Nashville, Tennessee 37203

June 4, 2010

VIA EDGAR

Securities and Exchange Commission
Public Filing Desk
100 F Street, NE
Washington, DC 20549

Re:	Monteagle Funds
File Nos. 811-8529; 333-41461

Ladies and Gentlemen:

On behalf of the Monteagle Quality Growth Fund (the “Fund”), a portfolio of the Monteagle Funds, transmitted herewith for filing pursuant to Rule 14a-6 under the Securities Exchange Act of 1934, is a Schedule 14A covering definitive proxy materials to be used in connection with a special meeting of shareholders (the “Meeting”) of the Fund scheduled to be held on June 30, 2010.  Proxy materials are expected to be mailed to shareholders of the Fund on or about June 7, 2010.

In addition to transmitting the definitive materials, this letter also includes responses to the Staff's comments associated with the filing and to supplementally advise with respect to the Staff's question associated with Rule 14a-16.

Please be advised that the purpose of the Meeting is to obtain shareholder approval of a new investment advisory agreement with the Fund's sub-adviser (the "Subadvisory Agreement").  On or about June 30, 2010 the current subadvisory agreement will terminate automatically due to an underlying transaction involving a change in ownership of the sub-adviser, an ownership change exceeding 25%. Please note the following items have been revised and/or addressed:

1.
The following has been inserted into the Proxy Statement: "The Board of Trustees will remain at least 75% disinterested for 3 years; and it will not unfairly burden the shareholders of the Fund as the Subadviser fee is staying the same and the Adviser will be paying for said fees."

2.
Regarding Rule 14a-16 of the 1934 Act, please be advised that this proxy is not being made available via the internet.  The Fund has so few Shareholders and such delivery would be cost prohibitive to Shareholders.  The Fund does not "household" materials and each shareholder is sent a copy all prospectuses, periodic reports, proxy materials and the like.  With respect to determining the number of proxy statements to mail out, the Fund started canvassing solicitation on May 19, 2010 with regard to all banks / brokers of record and clearing agencies.

3.
The Board of Trustees did not rely on a purchased comparative study regarding subadvisory fees.  On the other hand,  in light of the Fund's unified fee structure which includes the subadvisory fee paid by the Adviser, the Board did consider the Fund's expense ratio to the average expense ratio of funds in the same category; and the Board found the Fund's expense ratio to be below the average for the category.  The Trustees have historically found the subadvisory fee to be well below average for similar advisory services.

4.	The number of Shareholders of Record as of the Record Date have been tabulated and inserted along with all Shareholders with 5% or more beneficial ownership.

5.	The Subadvisory fees earned by the Subadvisor for the most recent fiscal year have been included.

Please contact me (325-669-8023) if you have any comments or questions concerning this filing.

Sincerely,
MONTEAGLE FUNDS

Paul B. Ordonio, JD
President

cc:  Deborah O'Neal-Johnson